Exhibit 10.89(d)

EXECUTION VERSION

Facility Agreement Amendment Letter

Avis Finance Company Limited

Avis House, Park Road, Bracknell, Berkshire RG12 2EW, United Kingdom

Registration number: 02123807

5 November 2012

Dear Sirs

We refer to the Facility Agreement originally dated 20 October 2011 as amended and restated on 5 December 2011, as amended by a letter dated 8 February 2012 and as amended and restated on 18 May 2012 between Avis Finance Company Limited (“Finco”) and Avis Budget Italia S.p.A. (“Italian Opco”) as borrowers (the “Borrowers”) and Avis Budget Car Rental, LLC (the “Parent”), Avis Budget EMEA Limited (“Avis Europe”), Avis Alquile un Coche S.A. (“Spanish Opco”) and Avis Budget Autovermietung GmbH & Co. KG (“German Opco”) (Finco, Italian Opco, the Parent, Avis Europe, Spanish Opco and German Opco together, the “Obligors”), the Mandated Lead Arranger, the Lender named in it, the security trustee (the “Security Trustee”) and the facility agent (the “Facility Agent”) (the “Facility Agreement”).

1	Interpretation

Unless otherwise defined herein or the context otherwise requires, terms defined in the Facility Agreement have the same meaning in this Letter. A reference to a “paragraph” is a reference to a paragraph of this Letter. A reference to “Parties” is a reference to the Co-ordinated, the Obligors, the Mandated Lead Arranger, the Security Agent, the Facility Agent and each of the Lenders under the Facility Agreement.

2	Amendments to the Facility Agreement

The Co-ordinator, acting as agent for the Obligors pursuant to Clause 6 (Co-ordinator) of the Facility Agreement hereby requests that the Mandated Lead Arranger, the Lenders, the Facility Agent and the Security Agent agree to the following amendments to the Facility Agreement:

2.1	Amendment to the definition of “Final Maturity Date”

The Parties agree that the definition of “Final Maturity Date” in Clause 1.1 (Definitions) of the Facility Agreement shall be deleted in its entirety and replaced by:

““Final Maturity Date” means the Settlement Date falling in March 2014;”.

2.2	Amendment to the definition of “Availability Period”

The Parties agree that the definition of “Availability Period” in Clause 1.1 (Definitions) of the Facility Agreement shall be deleted in its entirety and replaced by:

““Availability Period” means the period from and including the date of this Agreement to and including the Settlement Date falling in October 2013;”.

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2.3	Amendment to the definition of “Borrower Asset Value”

The Parties agree that the definition of “Borrower Asset Value” shall be amended with the addition of a fourth proviso as a new paragraph after paragraph (C) as follows:

“D. Vehicles and Eligible Receivables acquired by any Ultimate Borrower on or after 30 September 2013 shall be excluded from the calculation of the Borrower Asset Value of that Ultimate Borrower.”.

2.4	Amendment to the definition of “Concentration Limits”

The Parties agree that the definition of “Concentration Limits” shall be amended by the addition of another proviso after the words “(ii) 15 per cent. of the Vehicle Fleet, where the relevant Vehicle Manufacturer Group is the Ford Group the limit shall be 15 per cent. of the Vehicle Fleet”:

“, and

provided further that Vehicles acquired by any Ultimate Borrower on or after 30 September 2013 shall be excluded for the purposes of determining the Concentration Limits.”.

2.5	Amendment to the definition of “Term”

The Parties agree that the definition of “Term” shall be deleted in its entirety and replaced by:

““Term” means, save as otherwise provided herein, in relation to an Advance, a period beginning on the Utilisation Date for such Advance and ending on:

(a)	in the case of a Revolving Advance made:

(i)	in the period up to and including the Settlement Date in September 2013, the first Settlement Date to occur following the Utilisation Date relating to such Revolving Advance; and

(ii)	in the period after the Settlement Date in September 2013, the Final Maturity Date; and

(b)	in the case of a Swingline Advance, the first Settlement Date to occur following the Utilisation Date relating to such Swingline Advance;”.

2.6	Amendment to Clause 10.2 (Repayment of Advances)

The Parties agree that Clause 10.2 (Repayment of Advances) shall be amended as follows:

2.6.1	Clause 10.2(a) shall be deleted in its entirety and replaced by:

“(a)	Each Borrower which has drawn a Revolving Advance:

(i)	before the Settlement Date falling in October 2013 shall repay that Advance on the Repayment Date relating to that Advance; and

(iii)	on or after the Settlement Date falling in October 2013 shall, subject to Clause 10.2(c) below, repay that Advance on or before the Final Maturity Date.”; and

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2.6.2	A new clause shall be inserted in Clause 10.2 (Repayment of Advances) after Clause 10.2(b) as follows:

“(c)	Repayments on and after October 2013

In respect of any Revolving Advances outstanding on and after the Settlement Date falling in October 2013, each Borrower shall use all proceeds of (x) the sale or disposal of Vehicles and (y) Realised Vehicle Receivables to repay such Revolving Advances, provided that such Revolving Advances shall be repaid at least on each Settlement Date in an amount (subject to a minimum of zero) equal to the aggregate of (without double counting) the amount by which:

A.	the Borrower Asset Value as at the Calculation Date immediately preceding the Most Recent Calculation Date,

exceeds

B.	the Borrower Asset Value as at the Most Recent Calculation Date,

where:

(ii)	“Most Recent Calculation Date” means the Calculation Date immediately preceding such Settlement Date; and

(iii)	“Realised Vehicle Receivables” means;

(a)	all VAT repayments made by the relevant taxation authority to such Borrower on or after 30 September 2013;

(b)	all amounts (excluding amounts in respect of VAT) paid by any Vehicle Dealer to such Borrower on or after 30 September 2013 pursuant to the disposition by such Borrower of any Vehicle under any Vehicle Dealer Buy-Back Agreement; and

(c)	all amounts (excluding amounts in respect of VAT and volume bonuses) paid by any Vehicle Manufacturer to such Borrower on or after 30 September 2013 pursuant to the disposition by such Borrower of any Vehicle under any Vehicle Manufacturer Buy-Back Agreement and under any Vehicle Manufacturer Guarantee, and provided further that the aggregate amount of principal of all Advances repaid by all relevant Borrowers under this Clause 10.2(c) on each such Settlement Date shall not be less than the difference between (i) the Total Asset Value as at the Calculation Date immediately preceding the Most Recent Calculation Date and (ii) the Total Asset Value as at the Most Recent Calculation Date.

No payments shall be made to Finco under the Finco Subordinated Loan Agreement by any borrower thereto and no payments shall be made to any Intercompany Lender (as defined in the Subordination Agreement and the ABCR Subordination Agreement) under the Subordinated Documents (as defined in the Subordination Agreement and the ABCR Subordination Agreement), in each case, on or after October 2013, until the Facility Agent is satisfied that all indebtedness of all Obligors under or in connection with all Senior Finance Documents have been fully and irrevocably paid or discharged.

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2.6.3	A new clause shall be inserted in Clause 10.2 (Repayment of Advances) after Clause 10.2(c) as follows:

“(d)	Voluntary repayments on and after October 2013

Without prejudice to Clause 10.2(c) above, in respect of any Revolving Advances outstanding on and after the Settlement Date falling in October 2013, each Borrower may (but is not obliged to), by giving to the Facility Agent prior notice on a Reporting Date to that effect, repay such Revolving Advances on the Settlement Date immediately following such Reporting Date in an amount specified in such notice. The relevant Borrower may not make any voluntary repayment under this Clause 10.2(d) unless, prior to such voluntary repayment, such Borrower has paid in full all amounts then due and payable by it under the Senior Finance Documents on such Settlement Date.”.

2.7	Amendment to Clause 11.10 (Other Restrictions)

The Parties agree that Clause 11.10(b) shall be deleted in its entirety and be replaced by:

“(b)	Unless a contrary indication appears in this Agreement, any part of the Facility which is prepaid or repaid may be reborrowed in accordance with the terms of this Agreement. For the avoidance of doubt, any part of the Facility which is repaid by any Borrower in accordance with Clause 10.2(c) (Repayments on and after October 2013) and Clause 10.2(d) (Voluntary repayments on and after October 2013) may not be reborrowed.”.

2.8	Amendment to Clause 9 (Fees)

The Parties agree that a new Clause 9.3 (Extension Fee) shall be inserted in Clause 9 (Fees) as follows:

“9.3	Extension Fee

To the extent that the Outstandings under this Agreement on the Settlement Date falling in October 2013 is more than zero, the Co-ordinator shall, on the Settlement Date falling in October 2013, pay to the Facility Agent for the account of each Lender a Lender Extension Fee.

For the purposes of this Clause 9.3 (Extension Fee):

“Lender Extension Fee” means, in respect of each Lender, an amount equal to the product of: (i) the Extension Fee and (ii) such Lender’s pro rata share of all the Advances outstanding on the Settlement Date falling in October 2013; and

“Extension Fee” means an amount equal to the lower of:

(a)	the multiple of (i) 0.25 per cent. and (ii) the Outstandings as of the Settlement Date falling in October 2013; or

(b)	Euro 250,000.”.

EXECUTION VERSION

2.9	Amendments to Clause 26 (Payments)

2.9.1	The Parties agree that Clause 26.1(a) (Payment to the Facility Agent) shall be deleted in its entirety and replaced by:

“(a)	Subject to Clause 26.1(d) below, on each date on which an Obligor or a Lender is required to make a payment under a Senior Finance Document, that Obligor (subject to Clause 26.8 (Payments to the Security Agent)) or Lender shall make the same available to the Facility Agent (unless a contrary intention appears in a Senior Finance Document) for value on the due date at the time and in such funds specified by the Facility Agent as being customary at the time for settlement of transactions in the relevant currency in the place of payment.”.

2.9.2	The Parties agree that a new Clause 26.1(c) shall be inserted after Clause 26.1(b) as follows:

“(c) Payment made by any Italian Obligor shall be made to (in the case of an amount denominated in Euro) the following account of the Crédit Agricole Corporate and Investment Bank, Milan branch, or such other account with such bank as Crédit Agricole Corporate and Investment Bank, Milan branch may specify from time to time:

Name:	CA-CIB MILAN
SWIFT Code:	BSUIITMM
IBAN:	IT68D0306912711000012098001
Reference:	AVIS.”.

2.9.3	The Parties agree that a new Clause 26.1(d) shall be inserted after the new Clause 26.1(c) as follows:

“(d)	All payments (including, without limitation, the commitment fee and other fees referred to in Clause 9 (Fees)) required to be made by an Italian Obligor in respect of the Italian Tranche or by an Italian Lender in respect of the Italian Tranche shall (subject to Clause 26.8 (Payments to the Security Agent) be made directly available to the Italian Obligor or the Italian Lender, as applicable (unless a contrary intention appears in a Senior Finance Document) for value on the due date at the time and in such funds specified by the Italian Lender as being customary at the time for settlement of transactions in the relevant currency in Italy.”.

2.9.4	The Parties agree to amend Clause 26.3 (Distributions to an Obligor) by deleting it in its entirety and replacing with:

“(a)	Subject to Clause 26.3(b) below, the Facility Agent and the Security Agent may (with the consent of the Obligor or in accordance with Clause 27 (Set-off)) apply any amount received by it for that Obligor in or towards payment (on the date and in the currency and funds of receipt) of any amount due from that Obligor under the Senior Finance Documents or in or towards purchase of any amount of any currency to be so applied.

(b)	In respect of any payment made by an Italian Obligor to an Italian Lender, the relevant Italian Lender may (with the consent of the relevant Italian

EXECUTION VERSION

Obligor or in accordance with Clause 27 (Set-off)) apply any amount received by it for such Italian Obligor in or towards payment (on the date and in the currency and funds of receipt) of any amount due from that Italian Obligor under the Senior Finance Documents or in or towards purchase of any amount of any currency to be so applied.”.

3	General

3.1	Effective Date

The Parties hereby agree that:

(i)	the amendments set out in paragraph 2.9 (Amendments to Clause 26 (Payments)) shall be effective on and from three (3) Business Days from the date hereof; and

(ii)	the amendments set out in paragraphs 2.1 (Amendment to the definition of “Final Maturity Date”) to 2.8 (Amendment to Clause 9 (Fees)) above shall be effect on and from the date hereof (if the date hereof is a Settlement Date) or otherwise the Settlement Date immediately following the date hereof.

3.2	Facility Agreement

3.2.1	These amendments have been made in accordance with Clause 39 (Amendments) of the Facility Agreement.

3.2.2	Save as expressly amended by this Letter, the Facility Agreement shall otherwise remain unamended and in full force and effect in accordance with the terms thereof.

3.2.3	By their acceptance of the terms of this Letter, each of the Obligors confirm that its obligations under the Senior Finance Documents to which it is a party (including the guarantee and indemnity of each Guarantor) will remain in full force and effect.

3.2.4	The Facility Agent and the Co-ordinator designate this Letter as a Senior Finance Document for the purposes of the Facility Agreement.

3.3	Security

3.3.1	Confirmation of security

Each of the Obligors undertakes to take any step it deems necessary or desirable to maintain in full force and effect the validity, enforceability, priority or perfection of any Security Document under any applicable law or regulation, including, without limitation, the ratification, extension, making or amendment of any document or registration in respect of the Security created thereby.

3.3.2	Confirmation of the Italian security

The Parties hereby acknowledge and agree, for the purposes of article 1232 of the Italian civil code, that, by signing this Letter, they do not intend to novate (it being understood that the term “novate” shall be construed as the Italian term “novare” under article 1230 and following of the Italian civil code) the obligations of the grantor of any security interest governed by Italian law under the Facility Agreement or any other Senior Finance Document.

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3.4	Illegality

If, at any time, any provision hereof is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions hereof nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

3.5	Rights and remedies

No failure by the Finance Parties to exercise, or any delay by the Finance Parties in exercising, any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy prevent any further or other exercise thereof or the exercise of any other right or remedy. The rights and remedies provided herein are cumulative and not exclusive of any rights or remedies provided by law or under any Senior Finance Document.

3.6	Counterparts

This Letter may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Letter.

3.7	Governing law and jurisdiction

This Letter and all non-contractual obligations arising out of or in connection with it shall be governed by English law. Each of the parties hereto hereby submits to the jurisdiction of the courts of England and Wales.

3.8	Third party rights

No person shall have any right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Letter.

The remainder of this page is intentionally left blank.

EXECUTION VERSION

Yours faithfully

/s/ Stuart Fillingham
Avis Finance Company Limited
as Co-ordinator on behalf of each of the Obligors

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Signed to indicate its agreement:

/s/ Edith Lusson	/s/ Jerome Maziere
Crédit Agricole Corporate and Investment Bank
as Mandated Lead Arranger, Original lender, Security Agent and Facility Agent

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Signed to indicate its agreement:

/s/ Edith Lusson	/s/ Jerome Maziere
Crédit Agricole Corporate and Investment Bank, Milan Branch as Original Lender

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Signed to indicate its agreement:

/s/ Patrick Connors	/s/ Frederic de Benoist
Deutsche Bank AG, London branch
as Lender

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Signed to indicate its agreement:

/s/ John O’Connor	/s/ Steve Caller
Scotiabank Europe plc
as Lender

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Signed to indicate its agreement:

/s/ Simone Dumermuth-Eberhard	/s/ Peter Stopfer
Unicredit Bank Aktiengesellschaft as Lender

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Signed to indicate its agreement:

/s/ Emmanuel Lefort
Natixis
as Lender